Citi Financial Services Conference

Vikram Pandit

Chief Executive Officer

March 9, 2011

Solid Foundation For Sustainable Growth

- Returned to profitability in 2010
- Increased investments in Citicorp
- Continued reduction in Citi Holdings
- Strongly capitalized
- U.S. Treasury exited equity stake

Citigroup – Return To Profitability

$B

Managed Revenues (1)


$81.6
$61.2
$91.1
$86.6
2007
2008
2009
2010

Expenses (2)


$58.7
$59.7
$47.8
$47.4
2007
2008
2009
2010

Managed Provisions (1,3)


$22.7
$42.1
$51.8
$26.0
2007
2008
2009
2010

Net Income (2)


$3.6
$(19.0)
$(1.6)
$10.6
2007
2008
2009
2010

(1) Periods prior to 1Q'10 are on a managed basis. For additional information, see Citigroup's Fourth Quarter 2010 Quarterly Financial Data Supplement furnished as an exhibit to Form 8-K filed with the U.S. Securities and Exchange Commission on January 18, 2011. (2) Excludes the 4Q'08 $9.6B pre-tax ($8.7B after-tax) goodwill impairment. (3) Managed provisions: net loan loss reserve builds (releases), policyholder benefits and claims, provision for unfunded lending commitments, plus managed net credit losses.

Citigroup – Strategic Progress

EOP $B

Citicorp Loans



Impact from SFAS 166/167
$333
$316
$384
100
$284
$407
2007
2008
2009
2010

Citi Holdings Assets



Column1
SAP
Impact from SFAS 166/167
$827
323
442
62
$650
219
378
53
$530
136
321
30
$359
80
252
27
1Q08
4Q08
4Q09
4Q'10

Tier 1 Common Ratio



5.0%
2.3%
9.6%
10.8%
2007
2008
2009
2010

Allowance for Loan Losses



LLR %
2.1%
4.3%
6.1%
6.3%
16.1
29.6
36.0
40.7
2007
2008
2009
2010

Note: The adoption of SFAS 166/167 as of January 1, 2010 brought $43B of Holdings assets onto the balance sheet, decreased Tier 1 Common by $14.2B, or 138 bps, and increased Citi's allowance for loan losses by $13.4B in the first quarter 2010.

.

Global Trends and Business Drivers

Emerging Markets	– Sustained higher GDP growth – Rise of EM corporate multinationals – Growth in EM consumer demand – Growing trade and capital flows, particularly intra-EM – Rapid population growth in EM cities
Large Investment Needs	– Significant and growing demand for credit and investment in EM – Growing capital markets volumes and products – Financial re-intermediation as investment needs are met largely by traditional banking products (lending, cash management)
Technology	– Driving changes in consumer behavior and expectations – Improving efficiency – Increasing ability to store and use data

Emerging Markets Driving Global GDP Growth


200%
120%
100%
80%
60%
40%
20%
0%
Public Debt 2010 (%GDP)
Japan
Italy
France
Canada
United Kingdom
Germany
Netherlands
Spain
United States
Developed
Emerging
Brazil
India
Argentina
Turkey
Mexico
South Africa
Indonesia
Korea
Australia
China
Saudi Arabia
Russia
0%
2%
4%
6%
8%
Average GDP Growth 2010-2014 (%)

Source: Citi, Economist Intelligence Unit.

Emerging Markets GDP Growth

Composition of World Real GDP



$39T
$73T
$180T
EM: 42%
EM: 52%
EM: 70%
14%
19%
9%
10%
24%
24%
28%
15%
9%
7%
19%
22%
44%
18%
8%
4%
11%
15%
1990
2010
2030E

Average Real GDP per Capita



2010-2030E CAGR
6.1%
4.1%
World 3.6%
3.3%
1.9%
1.6%
1.6%
Developed
Emerging

N.A. | W. Europe | Asia Dev. | Latin America | CEEMEA | Asia Emerging

Source: Citi Investment Research & Analysis report "Global Growth Generators," February 2011.
Note: Asia Developed is comprised of Japan, Australia and New Zealand.

citi

Rise of Emerging Markets Trade Flows

EM Trade as a % of Total World Trade



50%
45%
40%
35%
30%
25%
20%
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2009

Exports/Imports



115%
110%
105%
100%
95%
90%
85%
80%
Emerging Markets
Developed Markets
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2009

Source: UN Conference on Trade and Development (UNCTAD) Handbook of Statistics 2010.

Emergence of Middle Class & Urbanization

Growth in Middle Class

of Households (MM) w/ Annual Income of at Least $10,000



US
Western Europe
China and India
Brazil and Russia
Forecast
240
200
160
120
80
40
0
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014

Citi's top 150 priority cities equal ~30% of world's GDP[1]

% of GDP in Top 150 Priority Cities



US:
16 cities
23%
Rest of
Developed:
18 cities
26%
51%
Emerging Markets:
116 cities

(1) Calculated using purchase power parity exchange rates.
Source: Citi Investment Research & Analysis report "Global Growth Generators," February 2011 and Pricewaterhouse Coopers, "UK Economic Outlook," November 2009.

Growing Financing Needs



2030 Real Investment Demand ($T)
Developed Markets
Emerging Markets
CAGR
24.0
4%
11.3
2%
11.0
7.5
12.7
6%
3.5
2008
2030E



EM Institutional Revenue Pool ($B)
Investment Banking
Equity Markets
Securities Services
Fixed Income Markets
Cash Management
Lending
CAGR 10%
1,763
24%
668
21%
63%
66%
2010
2020E

Source: McKinsey

Citicorp Strategy

- Unique global bank for corporations/institutions and consumers
  - Serving them in over 160 countries
- Unmatched global network and emerging markets footprint
  - Well positioned to benefit from faster growing products and geographies
- Leveraging core historical strengths to serve clients' needs
  - Balanced across three core businesses: transaction services, securities & banking, and consumer banking
- Our goal – create sustainable, growing earnings at attractive returns
  - Long term financial goal: ROA of 1.25%-1.50%

Citi is Uniquely Global

Physical Presence in over 100 Countries and Client Service in ~160 Countries

North America	
2	GTS
2	Trading & Sales
2	Corporate Bank
1	Consumer Bank
2	Private Bank

Western Europe	
18	GTS
13	Trading & Sales
16	Corporate Bank
-	Consumer Bank
6	Private Bank

World	
96	GTS
86	Trading & Sales
89	Corporate Bank
43	Consumer Bank
23	Private Bank

Asia	
18	GTS
17	Trading & Sales
16	Corporate Bank
17	Consumer Bank
8	Private Bank

CEEMEA	
35	GTS
34	Trading & Sales
33	Corporate Bank
10	Consumer Bank
5	Private Bank

LATAM	
23	GTS
22	Trading & Sales
22	Corporate Bank
15	Consumer Bank
2	Private Bank


Local infrastructure
Serving clients/ no physical infrastructure

Depth of Local Presence – Citi in India

- Opened first branch in 1902 in Kolkata
- Largest foreign bank in India, employing ~8,000 people
- 1,100+ large institutional clients and 40,000+ small/medium clients
- Citi moves ~17% of FX flows and ~8% of the trade linked flows
- Last 3 years, Citi helped clients raise ~$60B of capital and advised on ~$25B of M&A
- 42 full-service Citibank branches in 30 cities and over 630 ATMs
- 1.5MM credit card customers and 1MM retail banking customers



Ludhiana
Chandigarh
Gurgaon
Noida
Delhi
Jaipur
Lucknow
Ahmedabad
Baroda
Indore
Bhopal
Surat
Kolkata
Vapi
Nasik
Akola
Bhubaneshwar
Nanded
Mumbai
Pune
Hyderabad
Kurnool
Bangalore
Chennai
Coimbatore
Kochi
Citibank Branch
Citi Back Offices
Citi Front Offices

Citicorp



Emerging Markets
Developed Markets
Managed Revenues (1) ($B)
$67.8
$68.4
$65.6
54%
58%
56%
46%
42%
44%
2008
2009
2010
Asia Developed
5%
Asia Emerging 17%
North America 41%
Latin America 19%
8%
10%
CEEMEA
Western Europe
Income from Continuing Ops. (2) ($B)
$12.8
$15.4
$15.0
35%
57%
40%
65%
43%
60%
2008
2009
2010
Asia Developed
5%
Asia Emerging 25%
North America 25%
10%
Western Europe
Latin America 24%
11%
CEEMEA

(1) Periods prior to 1Q'10 are on a managed basis. For additional information, see Citigroup's Fourth Quarter 2010 Quarterly Financial Data Supplement furnished as an exhibit to Form 8-K filed with the U.S. Securities and Exchange Commission on January 18, 2011. (2) Excludes the 4Q'08 $6.1B after-tax goodwill impairment in RCB. Note: Totals may not sum due to rounding.

Citicorp – Institutional Clients Group

Global network – presence in nearly 100 countries

- Leverage global network to deepen relationships with top ~5,000 clients
- Capture major intra-EM flows and deliver EM expertise to DM clients
- Continue to close gaps (investment banking, equities, prime finance, commodities)
- Optimize capital and talent deployment


Local infrastructure
Serving clients/ no physical infrastructure
Trading floor

Citicorp – Transaction Services

- Highly scalable, asset-light business with unique competitive advantages
- Unmatched global network
  - Proprietary network in 96 countries
  - Serves clients in ~140 countries
- Leading Treasury and Trade Solutions franchise
  - #1 market share; 2010 revenues of $7.3B
  - #1 ranked global cash management bank
- Growing Securities and Fund Services platform
  - #4 market share; 2010 revenues of $2.8B
  - Largest proprietary custody/clearing network in 59 countries
- Leading client franchise
  - 93% of the Fortune Global 500
  - Governments in 120+ countries
  - Over 400 of the top 500 banks
  - 200 of the top 300 asset managers
- Continuing to build and invest in network and platform

2006 – 2010 CAGRs



13%
6%
23%
15%
Revenues
Expenses
Net Income
Avg. Deposits (1)

Adjusted Return on Assets (2)



4.74%
6.23%
5.12%
2008
2009
2010

Avg. assets ($B)		
$71	$60	$71

(1) Includes other customer liability balances.
(2) Net income from continuing operations adjusted for LLR builds/releases. Adjusted ROA is a non-GAAP financial metric. See page 32 for more information on this metric.

Leading Provider of Cash Management



% of Large Corporates in Each Region that Consider Citi to be Their Lead Bank for International Cash Management
76%
52%
56%
83%
US
Europe
Asia
Latin America

Source: 2010 Greenwich Large Corporate Treasury Management Global Results.

Citicorp – Transaction Services

2010, $B


Revenues: $10.0
Asia Developed
4%
North America
25%
Western Europe
19%
15%
CEEMEA
Latin America
15%
Asia Emerging
23%


Income from Cont. Ops.: $3.7
Asia Developed
5%
North America
14%
Western Europe
17%
CEEMEA
17%
Latin America
18%
Asia Emerging
29%

Note: Totals may not sum due to rounding.

Citicorp – Securities and Banking

- Strong client franchise with unique exposure to emerging markets
  - Significant flow-driven EM revenues
  - Trading floors in 76 countries
  - Established presence in Asia, Latin America and CEEMEA
  - Leading local markets FX business
- Maintaining focus on:
  - Deepening relationships across ~5,000 priority global clients
  - Risk-adjusted profitability
  - Execution discipline and efficiency improvement
  - Emerging markets opportunity
  - Closing product gaps

Revenue ex-CVA by Product ($B) (1)



Fixed Income ex-CVA
Equities ex-CVA
Inv. Banking
All Other ex-CVA
$23.8
5.0
3.3
2.7
12.9
$29.1
4.8
5.4
21.0
(2.1)
$23.5
1.7
3.8
3.7
14.3
2008
2009
2010

Adjusted Return on Assets (2)



0.70%
1.41%
0.74%
2008
2009
2010

(1) CVA of $(399) million in 2010, $(1,957) million in 2009, and $905 million in 2008. 2010 CVA by business: fixed income markets $(188) million, equity markets $(207) million, private bank $(4) million. All Other includes Private Bank, Lending and Other Securities and Banking. (2) Net income from continuing operations adjusted for net revenue marks (including CVA) and LLR builds/releases. Adjusted ROA is a non-GAAP financial metric. See page 32 for more information on this metric.

Citicorp – Securities and Banking

2010, $B


Revenues: $23.1
Asia Developed
4%
Asia Emerging
14%
North America
41%
Latin America
11%
CEEMEA
9%
21%
Western Europe


Income from Cont. Ops.: $6.6
Asia Developed
1%
Asia Emerging
16%
North America
38%
Latin America
17%
CEEMEA
14%
14%
Western Europe

Citicorp – Regional Consumer Banking

- A customer and segment-focused strategy
- Retail bank focused on world's major cities with ~4,600 branches; Cards a global business
- Leveraging technology while optimizing physical branch presence
- Investing for organic growth
  - Distribution, technology, innovation, talent, and marketing


North America
1,001 branches
CEEMEA
298 branches
Latin America
~2,590 branches (1)
Asia
711 branches

(1) Includes ~400 branches from the Banco de Chile joint venture.

Citicorp – Regional Consumer Banking

2010, $B

Revenues: $32.4


Asia Developed
5%
Asia Emerging
17%
North America
46%
Latin America
27%
5%
CEEMEA

Income from Cont. Ops.: $4.8


Asia Emerging
34%
12%
Asia Developed
North America
14%
Latin America
39%
2%
CEEMEA

EOP Deposits: $309


Asia Developed
11%
Asia Emerging
24%
North America
47%
15%
3%
Latin America
CEEMEA

EOP Loans: $232


Asia Developed
7%
Asia Emerging
28%
North America
47%
15%
3%
Latin America
CEEMEA

Note: Totals may not sum due to rounding.

North America Consumer Banking

- Key part of Citi's global consumer network
- Strategy consistent with global Regional Consumer Banking
  - Segment-led strategy, rather than distribution-based
  - Retail banking in major cities
  - #3 nationwide cards issuer
- Important source of deposits
  - Deposits per branch 1.5x top 3 peers
- Turn-around underway
  - New management team
  - Focus on execution and improved customer experience
  - Investing for organic growth
- Leveraging our global network

Households (MM) [1]		Total	Citi clients	Citi/Total (%)
Total US	All	115.6	18.0	16%
Total US	Affluent	26.3	6.2	24%

Adjusted Return on Assets [2]



Retail Banking
0.67%
1.73%
1.72%
2008
2009
2010
Citi-branded Cards
0.47%
0.18%
(0.54)%
2008
2009
2010

(1) Total North America Consumer Bank, including Cards.
(2) Net income from continuing operations adjusted for LLR builds/releases and goodwill impairment in 2008. Adjusted ROA is a non-GAAP financial metric. See page 33 for more information on this metric.

International Consumer Banking

- Positioned to benefit from emerging markets growth
- Leading brand, with particular strength in wealth management and cards
- Leveraging alternative distribution channels to achieve maximum brand impact
- Innovation: Turning our global scale into an advantage in internet/mobile banking and new payment products

2010 Revenues $17.7B



Rest of Int'l RCB
19%
Mexico
27%
Next 5(1)
9%
Indonesia 2%
India 3%
Hong Kong 4%
Australia 4%
Singapore 4%
11%
Brazil
6% Korea
6% Japan
4% Taiwan

Adjusted Return on Assets (2)



Retail Banking
1.59%
1.54%
1.51%
2008
2009
2010
Citi-branded Cards
3.67%
1.50%
2.72%
2008
2009
2010

(1) Poland, Malaysia, Thailand, Colombia, Russia.
(2) Net income from continuing operations adjusted for LLR builds/releases and goodwill impairment in 2008. Adjusted ROA is a non-GAAP financial metric. See page 34 for more information on this metric.
Note: Totals may not sum due to rounding.

Regional Consumer Banking Investments

Global marketing / branding

- Perceptual scale in key markets like Hong Kong, China, Thailand, Singapore, and Japan in 2010
- In 2010 added ~2.5 million retail accounts in US, ~8.5 million internationally
- Also added ~2.3 million new card accounts in US, ~7.5 million internationally




I redeemed my ThankYou
Points for something
valuable. Hope.

Branch optimization

- Opened 146 new branches; including 3 smart branches in Japan, 2 in Hong Kong, 3 in Singapore, and 1 in New York City
- Closed 105 branches


No.1の
お客様満足。
Powered by Citi.



Technology

- Investing in a single global platform
- Core banking platform implemented in South East Asia
  - US, Latin America, North Asia and CEEMEA underway
- Common internet banking platform in 30+ countries


28°

International Consumer Banking – Drivers

EOP Cards Loans ($B)


10%
33.3
36.6
2009
2010

EOP Retail Loans ($B)


17%
74.8
87.2
2009
2010

EOP Deposits ($B)


12%
146.0
163.3
2009
2010

Purchase Sales ($B)


17%
89.7
105.1
2009
2010

Investment Sales ($B)


9%
84.8
92.5
2009
2010

Revenues ($MM)


9%
16.2
17.7
2009
2010

Adjusted Return On Assets

Income (1) ex-CVA & LLRs as a % of Average Assets


2010 Citicorp By Business
5.12%
1.75%
1.10%
0.74%
0.34%
Citicorp
GTS
S&B
N.A. Consumer
Int'l Consumer

(1) Net income from continuing operations.
Note: Net income from continuing operations adjusted for LLR builds/releases and CVA. Adjusted ROA is a non-GAAP financial metric. See pages 32 and 33 for more information on this metric.

Adjusted Return On Assets

Income [1] ex-CVA & LLRs as a % of Average Assets


2010 Citicorp By Region
1.10%
0.63%
1.33%
1.96%
1.34%
Citicorp
NA
EMEA
LATAM
Asia

(1) Net income from continuing operations.
Note: Net income from continuing operations adjusted for LLR builds/releases and CVA. Adjusted ROA is a non-GAAP financial metric. See page 34 for more information on this metric.

Adjusted Return On Assets

Income (1) ex-Net Revenue Marks & LLRs as a % of Average Managed (2) Assets

Citicorp and Corp/Other



Citicorp
Citicorp+Corp/Other
1.03%
0.84%
1.07%
0.86%
1.59%
1.17%
1.10%
0.90%
Target
1.25%-1.50%
2007
2008
2009
2010

(1) Income from continuing operations.
(2) Periods prior to 2010 are on a managed basis. For additional information, see Citigroup's Fourth Quarter 2010 Quarterly Financial Data Supplement furnished as an exhibit to Form 8-K filed with the U.S. Securities and Exchange Commission on January 18, 2011.

Note: Net income from continuing operations adjusted for LLR builds/releases, net revenue marks (including CVA), the goodwill impairment in 2008, and the impact from the preferred exchange offer and the TARP repayment in 2009. Adjusted ROA is a non-GAAP financial metric. See page 35 for more information on this metric.

Citigroup – Capital and Reserves

Tier 1 Common Ratio



5.0%
2.3%
9.6%
9.1%
9.7%
10.3%
10.8%
2007
2008
2009
1Q'10
2Q'10
3Q'10
4Q'10

Risk-Weighted Assets ($T)

2007	2008	2009	1Q'10	2Q'10	3Q'10	4Q'10
1.25	1.00	1.09	1.06	1.02	1.00	0.98

Allowance for Loan Losses ($B)



Citi Holdings
Citicorp
LLR %
2.1%
4.3%
6.1%
6.8%
6.7%
6.7%
6.3%
$16.1
$29.6
$36.0
$48.7
$46.2
$43.7
$40.7
10.9
21.4
25.3
30.2
28.7
26.3
23.6
5.3
8.2
10.7
18.5
17.5
17.4
17.1
2007
2008
2009
1Q'10
2Q'10
3Q'10
4Q'10

Note: The adoption of SFAS 166/167 as of January 1, 2010 decreased Tier 1 Common by $14.2B, or 138 bps, and increased Citi's allowance for loan losses by $13.4B in the first quarter 2010.

Conclusion

- **Citi Holdings assets to further decline, albeit at a slower pace**
- **Strong capital base**
  - Expect to be in a position to begin returning capital in 2012
- **Well positioned for sustained growth**
- **Uniquely positioned to benefit from higher growth emerging markets, opportunity to close gaps in developed markets**
- **Continued investment in Citicorp while managing for greater efficiency**

Certain statements in this document are “forward-looking statements” within the meaning of the rules and regulations of the U.S. Securities and Exchange Commission. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors, including the precautionary statements included in this document and those contained in Citigroup’s filings with the U.S. Securities and Exchange Commission, including without limitation the “Risk Factors” section of Citigroup’s 2010 Form 10-K.

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Transaction Services ($MM)	2008	2009	2010
Net Income from Continuing Operations	3,353	3,736	3,674
Loan Loss Reserve (Build)/Release After-Tax*	(15)	(3)	42
Adjusted Net Income from Cont. Ops.	3,368	3,739	3,632
Average Assets ($B)	71	60	71
Adjusted ROA	4.74%	6.23%	5.12%

*Using 35% tax-rate.

Securities & Banking ($MM)	2008	2009	2010
Net Income from Continuing Operations	6,066	9,185	6,579
Loan Loss Reserve (Build)/Release After-Tax*	(719)	(670)	382
Net Revenue Marks After-Tax*	(77)	(1,191)	(260)
Adjusted Net Income from Cont. Ops.	6,862	11,045	6,457
Average Assets ($B)	986	786	875
Adjusted ROA	0.70%	1.41%	0.74%

*Using 35% tax-rate.

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

North America Consumer Banking - Retail Banking ($MM)	2008	2009	2010
Net Income from Continuing Operations	(1,714)	805	771
Loan Loss Reserve (Build)/Release After-Tax*	(92)	(105)	(26)
Goodwill Impairment After-Tax	(2,006)		
Adjusted Net Income from Cont. Ops.	384	910	797
Average Assets ($B)	57	53	46
Adjusted ROA	0.67%	1.73%	1.72%

*Using 35% tax-rate.

North America Consumer Banking - Citi-branded Cards ($MM)	2008	2009	2010
Net Income from Continuing Operations	210	(75)	(164)
Loan Loss Reserve (Build)/Release After-Tax*	(211)	(238)	229
Adjusted Net Income from Cont. Ops.	421	163	(393)
GAAP Average Assets ($B)	18	20	73
Securitization Impact ($B)	71	70	-
Average Managed Assets ($B)	89	90	73
Adjusted ROA	0.47%	0.18%	(0.54)%

*Using 35% tax-rate.

2010 Consumer Banking ($MM)	North America	International
Net Income from Continuing Operations	607	4,160
Loan Loss Reserve (Build)/Release After-Tax*	203	800
Adjusted Net Income from Cont. Ops.	404	3,361
Average Assets ($B)	119	192
Adjusted ROA	0.34%	1.75%

*Using 35% tax-rate.

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

International Consumer Banking - Retail Banking ($MM)	2008	2009	2010
Net Income from Continuing Operations	(1,878)	1,788	2,460
Loan Loss Reserve (Build)/Release After-Tax*	(183)	(256)	155
Goodwill Impairment After-Tax	(4,121)		
Adjusted Net Income from Cont. Ops.	2,426	2,044	2,305
Average Assets ($B)	152	133	153
Adjusted ROA	1.59%	1.54%	1.51%

*Using 35% tax-rate.

International Consumer Banking - Citi-branded Cards ($MM)	2008	2009	2010
Net Income from Continuing Operations	615	(40)	1,700
Loan Loss Reserve (Build)/Release After-Tax*	(874)	(584)	645
Adjusted Net Income from Cont. Ops.	1,489	544	1,055
Average Assets ($B)	41	36	39
Adjusted ROA	3.67%	1.50%	2.72%

*Using 35% tax-rate.

2010 Citicorp by Region ($MM)	North America	EMEA	Latin America	Asia
Net Income from Continuing Operations	3,688	3,159	3,610	4,563
Loan Loss Reserve (Build)/Release After-Tax*	250	351	597	231
Net Revenue Marks After-Tax*	(34)	(318)	34	58
Adjusted Net Income from Cont. Ops.	3,472	3,126	2,979	4,274
Average Assets ($B)	553	235	152	319
Adjusted ROA	0.63%	1.33%	1.96%	1.34%

*Using 35% tax-rate.

Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Citicorp ($MM)	2007	2008	2009	2010
Net Income from Continuing Operations	15,324	6,652	15,399	15,020
Loan Loss Reserve (Build)/Release After-Tax*	(793)	(2,089)	(1,854)	1,429
Net Revenue Marks After-Tax*	802	(77)	(1,191)	(260)
Goodwill impairment	-	(6,127)	-	-
Adjusted Net Income from Cont. Ops.	15,315	14,945	18,444	13,851
GAAP Average Assets ($B)	1,415	1,325	1,088	1,257
Securitization impact ($B)	67	71	70	-
Average Managed Assets ($B)	1,482	1,396	1,158	1,257
Adjusted ROA	1.03%	1.07%	1.59%	1.10%

*Using 35% tax-rate.

Citicorp + Corporate Other ($MM)	2007	2008	2009	2010
Net Income from Continuing Operations	12,650	4,468	7,782	14,974
Loan Loss Reserve (Build)/Release After-Tax*	(791)	(2,090)	(1,854)	1,428
Net Revenue Marks After-Tax*	802	(77)	(1,191)	(260)
Goodwill impairment	-	(6,127)	-	-
Impact from Preferred Exchange Offer	-	-	851	-
Impact from TARP Repayment and exit of the loss-sharing agreement with the USG	-	-	(6,193)	-
Adjusted Net Income from Cont. Ops.	12,639	12,762	16,169	13,806
GAAP Average Assets ($B)	1,445	1,405	1,308	1,536
Securitization impact ($B)	67	71	70	-
Average Managed Assets ($B)	1,512	1,476	1,378	1,536
Adjusted ROA	0.84%	0.86%	1.17%	0.90%

*Using 35% tax-rate.